Exhibit 10.4
EXECUTION VERSION
INTERCOMPANY SUBORDINATION AGREEMENT
          This INTERCOMPANY SUBORDINATION AGREEMENT, dated as of February 9, 2007 (as may be amended, restated, supplemented, replaced or otherwise modified from time to time, the “Agreement”, is entered into by and among COVANTA ENERGY CORPORATION, a Delaware corporation (the “Company”), COVANTA HOLDING CORPORATION, a Delaware corporation (“Holding”), CERTAIN SUBSIDIARIES OF COMPANY, as Guarantor Subsidiaries under and as defined in the Credit Agreement (defined below) (collectively, the “Guarantor Subsidiaries,” and together with the Company and Holding, the “Covanta Parties”), CERTAIN OTHER SUBSIDIARIES OF COMPANY as Excluded Subsidiaries or Unrestricted Subsidiaries under and as defined in the Credit Agreement (defined below) (collectively, the “Non-Guarantor Subsidiaries”) and JPMORGAN CHASE BANK, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”) for the benefit of the Secured Parties (as such term is defined in the Credit Agreement defined below).
RECITALS:
          WHEREAS, each capitalized term used but not otherwise defined herein shall have the meaning assigned to such term in the Credit and Guaranty Agreement dated as of the date hereof (as the same may hereafter be amended, restated, supplemented, replaced or otherwise modified from time to time, the “Credit Agreement”) by and among the Company, Holding and certain of the other Covanta Parties, the Lenders from time to time party thereto, the Administrative Agent and certain other parties thereto;
          WHEREAS, pursuant to the Credit Agreement and the Permitted Hedge Agreements, the Company and certain other Covanta Parties shall owe the Obligations to the Secured Parties;
          WHEREAS, certain of the Covanta Parties are or may become indebted to each other and Non-Guarantor Subsidiaries pursuant to the Intercompany Master Note identified on Exhibit A hereto (the Indebtedness of each of the Covanta Parties to any other Covanta Party or any Non-Guarantor Subsidiary, now existing or hereafter incurred (whether created directly or acquired by assignment or otherwise), and interest and premiums, if any, thereon and other amounts payable in respect thereof are hereinafter collectively referred to as the “Intercompany Indebtedness”); and
          WHEREAS, the obligations of the Secured Parties under the Credit Agreement and the Permitted Hedge Agreements are subject to the condition, among others, that the Intercompany Indebtedness be subordinated to the Senior Indebtedness (as defined below) in the manner set forth herein.
          NOW, THEREFORE, intending to be legally bound hereby, the parties hereto covenant and agree as follows:
          1. Subordination of Liabilities. Each Covanta Party, for itself, its successors and assigns, covenants and agrees, and each holder of Intercompany Indebtedness by its acceptance thereof likewise covenants and agrees, that the payment of the principal of, and interest on, and all other amounts owing in respect of, Intercompany Indebtedness is hereby expressly subordinated, to the extent and in the manner hereinafter set forth, to the indefeasible payment in full in cash or discharge in full of Senior Indebtedness in cash and cash collateralization of any outstanding letters of credit thereunder. The subordination provisions set forth herein shall constitute a continuing offer to all persons who, in reliance upon such provisions, become holders of, or continue to hold, Senior Indebtedness, and such provisions are made for the benefit of the holders of Senior Indebtedness, and such holders are hereby made obligees hereunder to the same extent as if their names were written herein as such, and they and/or each of them may proceed to enforce such provisions.
          “Senior Indebtedness” means, at any time, the Obligations as such term is defined in the Credit Agreement, but excluding indemnification and other contingent obligations (other than contingent reimbursement obligations in respect of amounts that may be drawn under outstanding letters of credit) in respect of which no assertion of liability and no claim or demand for payment has been made (and, in the case of indemnification obligations, no notice for indemnification has been issued by the indemnitee) at such time.
          2. Covanta Parties Not to Make Payments with Respect to Intercompany Indebtedness in Certain Circumstances. (a) Upon the maturity of any Senior Indebtedness (including interest thereon or fees or any other amounts owing in respect thereof), whether at stated maturity, by acceleration or otherwise, all principal thereof and premium, if any, and interest thereon or fees or any other amounts owing in respect thereof, in each case to the extent due and owing at such time, shall first be paid in full in cash or discharged in full, or such payment duly provided for in cash or in a manner satisfactory to the holder or holders of such Senior Indebtedness, including cash collateralization of any outstanding letters of credit thereunder, before any payment is made on account of the principal of (including installments thereof), or interest on, or any amount otherwise owing in respect of, Intercompany Indebtedness. Each holder of Intercompany Indebtedness hereby agrees that, so long as an Event of Default has occurred and is continuing, no amounts owing in respect of Intercompany Indebtedness shall be made, asked, demanded, sued for, or otherwise taken, accepted or received (it being understood that such actions may be taken prior to the maturity of any Senior Indebtedness (whether at stated maturity, by acceleration or otherwise) so long as no Event of Default has occurred and is continuing).
          (b) In the event that notwithstanding the provisions of the preceding subsection (a) of this Section 2, any Covanta Party shall make any payment on account of the principal of, or interest on, or amounts otherwise owing in respect of, Intercompany Indebtedness at a time when payment is not permitted by said subsection (a), such payment shall be held by the holder of such Intercompany Indebtedness, in trust for the benefit of, and shall be paid forthwith over and delivered to, the holders of Senior Indebtedness or their representative or representatives under the agreements pursuant to which Senior Indebtedness may have been issued, as their respective interests may appear, for application pro rata to the payment of all Senior Indebtedness remaining unpaid to the extent necessary to pay all Senior Indebtedness in full in cash and cash collateralize any outstanding letters of credit thereunder in accordance with the terms of such Senior Indebtedness, after giving effect to any concurrent payment or distribution to or for the holders of Senior Indebtedness. Without in any way modifying the subordination provisions set forth herein or affecting the subordination effected hereby, the relevant Covanta

Party shall give holders of Intercompany Indebtedness prompt written notice of any maturity of Senior Indebtedness after which such Senior Indebtedness remains unsatisfied.
          3. Intercompany Indebtedness Subordinated to Prior Payment of all Senior Indebtedness on Dissolution, Liquidation or Reorganization of any Covanta Party. Upon any distribution of assets of any Covanta Party that constitute Collateral upon any dissolution, winding up, liquidation or reorganization of such Covanta Party (whether in bankruptcy, insolvency or receivership proceedings or upon an assignment for the benefit of creditors or otherwise):
     (a) the holders of all Senior Indebtedness shall first be entitled to receive payment in full in cash or in a manner satisfactory to the holder or holders of such Senior Indebtedness of the principal thereof, premium, if any, and interest (including, without limitation, all interest accruing after the commencement of any bankruptcy, insolvency, receivership or similar proceeding at the rate provided in the governing documentation whether or not such interest is an allowed claim in such proceeding) and all other amounts due thereon before the holders of Intercompany Indebtedness is entitled to receive any payment on account of the principal of or interest on or any other amount owing in respect of Intercompany Indebtedness,
     (b) any payment or distribution of assets of such Covanta Party of any kind or character that constitute Collateral, whether in cash, property or securities, to which holders of Intercompany Indebtedness would be entitled except for the subordination provisions set forth herein, shall be paid by the liquidating trustee or agent or other person making such payment or distribution, whether a trustee or agent, directly to the holders of Senior Indebtedness or their representative or representatives under the agreements pursuant to which Senior Indebtedness may have been issued, to the extent necessary to make payment in full of all Senior Indebtedness remaining unpaid, after giving effect to any concurrent payment or distribution to the holders of such Senior Indebtedness; and
     (c) in the event that, notwithstanding the foregoing provisions of this Section 3, any payment or distribution of assets of such Covanta Party of any kind or character that constitute Collateral, whether in cash, property or securities, shall be received by holders of Intercompany Indebtedness on account of principal of, or interest or other amounts due on, Intercompany Indebtedness before all Senior Indebtedness is paid in full in cash or in a manner satisfactory to the holder or holders of such Senior Indebtedness or otherwise discharged in full, or effective provisions made for its payment, such payment or distribution shall be received and held in trust for and shall be paid over to the holders of Senior Indebtedness remaining unpaid or unprovided for or their representative or representatives under the agreements pursuant to which Senior Indebtedness may have been issued, for application to the payment of such Senior Indebtedness until all such Senior Indebtedness shall have been paid in full in cash or in a manner satisfactory to the holder or holders of such Senior Indebtedness or otherwise discharged in full, after giving effect to any concurrent payment or distribution to the holders of such Senior Indebtedness.

          Without in any way modifying the subordination provisions set forth herein or affecting the subordination effected hereby, such Covanta Party shall give prompt written notice to holders of Intercompany Indebtedness of any dissolution, winding up, liquidation or reorganization of such Covanta Party (whether in bankruptcy, insolvency or receivership proceedings or upon an assignment for the benefit of creditors or otherwise).
          4. Furtherance of Subordination. If any proceeding referred to in Section 3 above is commenced by or against any Covanta Party:
     (a) the Administrative Agent, acting on behalf of each holder of Senior Indebtedness, is hereby irrevocably authorized and empowered (in its own name or in the name of the holders of Intercompany Indebtedness or otherwise), but shall have no obligation, to demand, sue for, collect and receive every payment or distribution referred to in Section 3(b) and give acquittance therefor and to file claims and proofs of claim and take such other action (including, without limitation, voting the claims arising under Intercompany Indebtedness or enforcing any security interest or other lien securing payment of Intercompany Indebtedness) as it may deem necessary or advisable for the exercise or enforcement of or causing enforcement of any of the rights or interests of the holders of Senior Indebtedness hereunder;
     (b) each holder of Intercompany Indebtedness shall duly and promptly take such action as the Administrative Agent may request (i) to collect Intercompany Indebtedness for the account of the holders of Senior Indebtedness and to file appropriate claims or proofs of claim in respect of Intercompany Indebtedness, (ii) to execute and deliver to the Administrative Agent such powers of attorney, assignments or other instruments as the Administrative Agent may request in order to enable the Administrative Agent to enforce any and all claims with respect to, and any security interests and other liens securing payment of, Intercompany Indebtedness, and (iii) to collect and receive any and all payments or distributions that may be payable or deliverable upon or with respect to Intercompany Indebtedness; and
     (c) The holders of Senior Indebtedness are hereby authorized to demand specific performance of this Agreement, whether or not such Covanta Party shall have complied with any of the provisions hereof applicable to it, at any time when the holders of Intercompany Indebtedness shall have failed to comply with any of the provisions of this Agreement applicable to it. Each holder of Intercompany Indebtedness hereby irrevocably waives any defense based on the adequacy of a remedy at law that might be asserted as a bar to such remedy of specific performance.
          5. Subrogation. Subject to the prior payment or discharge in cash in full of all Senior Indebtedness, holders of Intercompany Indebtedness shall be subrogated to the rights of the holders of Senior Indebtedness to receive payments or distributions of assets of any Covanta Party applicable to Senior Indebtedness until all amounts owing in respect of Intercompany Indebtedness shall be paid or discharged in full, and for the purpose of such subrogation no payments or distributions to the holders of Senior Indebtedness by or on behalf of such Covanta Party or by or on behalf of holders of Intercompany Indebtedness by virtue of the subordination provisions set forth herein that otherwise would have been made to the holders of Intercompany

Indebtedness, shall be deemed to be payment by such Covanta Party to or on account of Intercompany Indebtedness, it being understood that the subordination provisions set forth herein are and are intended solely for the purpose of defining the relative rights of the holders of Intercompany Indebtedness, on the one hand, and the holders of Senior Indebtedness, on the other hand.
          6. Obligation of the Covanta Parties Unconditional. Nothing contained in the subordination provisions set forth herein or in the documents evidencing Intercompany Indebtedness is intended to or shall impair, as between any Covanta Party and the holders of Intercompany Indebtedness, the obligation of such Covanta Party, which is absolute and unconditional, to pay to the holders of Intercompany Indebtedness the principal of and interest on Intercompany Indebtedness as and when the same shall become due and payable in accordance with its terms, or is intended to or shall affect the relative rights of the holders of Intercompany Indebtedness and creditors of such Covanta Party other than the holders of Senior Indebtedness, nor shall anything herein or therein prevent the holders of Intercompany Indebtedness from exercising all remedies otherwise permitted by applicable law, subject to the rights, if any, under the subordination provisions set forth herein of the holders of Senior Indebtedness in respect of cash, property, or securities of such Covanta Party received upon the exercise of any such remedy. Upon any distribution of assets of such Covanta Party referred to herein, the holders of Intercompany Indebtedness shall be entitled to rely upon any order or decree made by any court of competent jurisdiction in which such dissolution, winding up, liquidation or reorganization proceedings are pending, or a certificate of the liquidating trustee or agent or other person making any distribution to the holders of Intercompany Indebtedness, for the purpose of ascertaining the persons entitled to participate in such distribution, the holders of Senior Indebtedness and other indebtedness of such Covanta Party, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or hereto.
          7. Subordination Rights Not Impaired by Acts or Omissions of any Covanta Party or Holders of Senior Indebtedness. No rights of any present or future holders of any Senior Indebtedness to enforce subordination as herein provided shall at any time in any way be prejudiced or impaired by an act or failure to act on the part of any Covanta Party or by any act or failure to act in good faith by any such holder, or by any noncompliance by such Covanta Party with the terms and provisions of Intercompany Indebtedness, regardless of any knowledge thereof which any such holder may have or be otherwise charged with. The holders of Senior Indebtedness may, without in any way affecting the obligations of the holders of Intercompany Indebtedness with respect thereto, at any time or from time to time and in their absolute discretion, change the manner, place or terms of payment of, change or extend the time of payment of, or renew or alter, any Senior Indebtedness, or amend, modify or supplement any agreement or instrument governing or evidencing such Senior Indebtedness or any other document referred to therein, or exercise or refrain from exercising any other of their rights under Senior Indebtedness including, without limitation, the waiver of a default thereunder and the release of any collateral securing such Senior Indebtedness, all without notice to or consent from the holders of Intercompany Indebtedness.
          8. Additional Subsidiaries. Upon execution and delivery after the date hereof by any (x) Guarantor Subsidiary of a counterpart signature page hereto, such Guarantor

Subsidiary shall become a “Covanta Party” hereunder or (y) Non-Guarantor Subsidiary of a counterpart signature page hereto, such Non-Guarantor Subsidiary shall become a “Non-Guarantor Subsidiary” hereunder, in each case with the same force and effect as if originally named as a Covanta Party or Non-Guarantor Subsidiary (as applicable) hereunder. The rights and obligations of each Covanta Party hereunder shall remain in full force and effect notwithstanding the addition of any new Covanta Party as a party to this Agreement.
          9. Continuing Force and Effect. This Agreement shall continue in force for so long as any portion of Senior Indebtedness remains unpaid and any Commitments under the Credit Agreement remain outstanding, it being contemplated that this Agreement be of a continuing nature.
          10. Modification. Amendments or Waivers. Any and all agreements amending or changing any provision of this Agreement or the rights of the holders of Senior Indebtedness hereunder, and any and all waivers or consents hereunder, shall be made only by written agreement, waiver or consent signed by the Covanta Parties and the Administrative Agent, acting on behalf of the holders of Senior Indebtedness.
          11. Severability. The provisions of this Agreement are intended to be severable. If any provision of this Agreement shall be held invalid or unenforceable in whole or in part in any jurisdiction, such provision shall, as to such jurisdiction, be ineffective to the extent of such invalidity or unenforceability without in any manner affecting the validity or enforceability thereof in any other jurisdiction or the remaining provisions hereof in any jurisdiction.
          12. Governing Law. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.
          13. Successors and Assigns. This Agreement shall inure to the benefit of the Secured Parties and their respective successors and assigns, as permitted in the Credit Agreement, and the obligations of the Covanta Parties and the Non-Guarantor Subsidiaries shall be binding upon their respective successors and assigns. The duties and obligations of the Covanta Parties and the Non-Guarantor Subsidiaries may not be delegated or transferred without the written consent of the Requisite Lenders under the Credit Agreement and any such delegation or transfer without such consent shall be null and void.
          14. Counterparts. This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which, when executed and delivered, shall be deemed an original, but all such counterparts shall constitute but one and the same instrument.
          15. Remedies. In the event of a breach by any of the Covanta Parties or any of the Non-Guarantor Subsidiaries in the performance of any of the terms of this Agreement, the Administrative Agent, on behalf of the Secured Parties, may demand specific performance of this Agreement and seek injunctive relief and may exercise any other remedy available at law or in equity, it being recognized that the remedies of the Administrative Agent, on behalf of the Secured Parties, at law may not fully compensate the Administrative Agent, on behalf of the Secured Parties, for the damages they may suffer in the event of a breach hereof.
          16. Notices. All notices, statements, requests and demands and other communications given to or made among the Covanta Parties, the Non-Guarantor Subsidiaries, the Administrative Agent or the holders of Senior Indebtedness in accordance with the provisions of this Agreement shall be given or made as provided in Section 10.1 of the Credit Agreement.
          17. Termination. Upon indefeasible payment in full of the principal amount of, all interest on, and all other amounts then due in respect of Senior Indebtedness, the expiration or termination of all Commitments under the Credit Agreement and the expiration, cash collateralization or termination of Letters of Credit under the Credit Agreement, this Agreement shall terminate and be of no further force and effect.
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     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

COVANTA ENERGY CORPORATION, A DELAWARE CORPORATION, AND EACH OF ITS SUBSIDIARIES LISTED ON ANNEX A HERETO
By:	/s/ Anthony J. Orlando
	Name:	Anthony J. Orlando
	Title:	Authorized Officer

COVANTA HOLDING CORPORATION, A DELAWARE CORPORATION
By:	/s/ Anthony J. Orlando
	Name:	Anthony J. Orlando
	Title:	Chief Executive Officer and President

EACH OF ITS SUBSIDIARIES OF COVANTA ENERGY CORPORATION LISTED ON ANNEX B HERETO
By:	/s/ Anthony J. Orlando
	Name:	Anthony J. Orlando
	Title:	Authorized Officer

JPMORGAN CHASE BANK, N.A., as Administrative Agent
By:	/s/ Robert Anastasio
	Name:	Robert Anastasio
	Title:	Vice President

ANNEX A TO SIGNATURE PAGE
Guarantor Subsidiaries

1.	8309 Tujunga Avenue Corp., a California corporation
2.	Amor 14 Corporation, a Delaware corporation
3.	Burney Mountain Power, a California corporation
4.	Covanta Acquisition, Inc., a Delaware corporation
5.	Covanta ARC Holdings, Inc., a Delaware corporation
6.	Covanta Bessemer, Inc., a Delaware corporation
7.	Covanta Cunningham Environmental Support, Inc., a New York corporation
8.	Covanta Energy Americas, Inc., a Delaware corporation
9.	Covanta Energy Construction, Inc., a Delaware corporation
10.	Covanta Energy Group, Inc., a Delaware corporation
11.	Covanta Energy International, Inc., a Delaware corporation
12.	Covanta Energy Resource Corp., a Delaware corporation
13.	Covanta Energy Services, Inc., a Delaware corporation
14.	Covanta Energy West, Inc., a Delaware corporation
15.	Covanta Engineering Services, Inc., a New Jersey corporation
16.	Covanta Geothermal Operations Holdings, Inc., a Delaware corporation
17.	Covanta Geothermal Operations, Inc., a Delaware corporation
18.	Covanta Haverhill Properties, Inc., a Massachusetts corporation
19.	Covanta Heber Field Energy, Inc., a Delaware corporation
20.	Covanta Hennepin Energy Resource Co., Limited Partnership,
a Delaware limited partnership
	By:	Covanta Energy Resource Corp., its General Partner
21.	Covanta Hillsborough, Inc., a Florida corporation
22.	Covanta Honolulu Resource Recovery Venture, a Hawaii General Partnership
By: Covanta Oahu Waste Energy Recovery, Inc., its General Partner
By: Covanta Projects of Hawaii, Inc., its General Partner
23.	Covanta Huntsville, Inc., an Alabama corporation
24.	Covanta Hydro Energy, Inc., a Delaware corporation
25.	Covanta Hydro Operations West, Inc., Delaware corporation
26.	Covanta Hydro Operations, Inc., a Tennessee corporation
27.	Covanta Imperial Power Services, Inc., a California corporation
28.	Covanta Kent, Inc., a Michigan corporation
29.	Covanta Lancaster, Inc., a Pennsylvania corporation
30.	Covanta Lee, Inc., a Florida corporation
31.	Covanta Long Island, Inc., a Delaware corporation
32.	Covanta Marion Land Corp., an Oregon corporation
33.	Covanta Marion, Inc., an Oregon corporation
34.	Covanta Mid-Conn., Inc., a Connecticut corporation
35.	Covanta Montgomery, Inc., Maryland corporation
36.	Covanta New Martinsville Hydroelectric Corporation, a Delaware corporation

37.	Covanta New Martinsville Hydro-Operations Corporation, a West Virginia corporation
38.	Covanta Oahu Waste Energy Recovery, Inc., a California corporation
39.	Covanta Onondaga Operations, Inc., a Delaware corporation
40.	Covanta Operations of Union LLC, a New Jersey limited liability company
41.	Covanta OPW Associates, Inc., a Connecticut corporation
42.	Covanta OPWH, Inc., a Delaware corporation
43.	Covanta Otay 3 Company, a California corporation
44.	Covanta Pasco, Inc., a Florida corporation
45.	Covanta Pinellas, Inc., a Florida corporation
46.	Covanta Plant Services of New Jersey, Inc., a New Jersey corporation
47.	Covanta Power Development of Mauritius, Inc., a Delaware corporation
48.	Covanta Power Development, Inc., a Delaware corporation
49.	Covanta Power Equity Corporation, a Delaware corporation
50.	Covanta Power International Holdings, Inc., a Delaware corporation
51.	Covanta Power Pacific, Inc., a California corporation
52.	Covanta Power Plant Operations, a California corporation
53.	Covanta Projects of Hawaii, Inc., a Hawaii corporation
54.	Covanta Projects, Inc., a Delaware corporation
55.	Covanta Ref-Fuel Finance LLC (f/k/a Ref-Fuel Corp.), a Delaware limited liability company
56.	Covanta Ref-Fuel LLC (f/k/a Ref-Fuel LLC), a Delaware limited liability company
57.	Covanta RRS Holdings, Inc., a Delaware corporation
58.	Covanta Secure Services, LLC, a Delaware limited liability company
59.	Covanta SIGC Energy II, Inc., a California corporation
60.	Covanta SIGC Energy, Inc., a Delaware corporation
61.	Covanta SIGC Geothermal Operations, Inc., a California corporation
62.	Covanta Systems, LLC, a Delaware limited liability company
63.	Covanta Tampa Bay, Inc., a Florida corporation
64.	Covanta Tampa Construction, Inc., a Delaware corporation
65.	Covanta Wallingford Associates, Inc., a Connecticut corporation
66.	Covanta Warren Energy Resources Co., Limited Partnership, a Delaware limited partnership
67.	Covanta Warren Holdings I, Inc., a Virginia corporation
68.	Covanta Warren Holdings II, Inc., a California corporation
69.	Covanta Waste to Energy, LLC, a Delaware limited liability company
70.	Covanta Water Holdings, Inc., a Delaware corporation
71.	Covanta Water Systems, Inc., a Delaware corporation
72.	Covanta Water Treatment Services, Inc., a Delaware corporation
73.	DSS Environmental, Inc., a New York corporation
74.	ERC Energy II, Inc., a Delaware corporation
75.	ERC Energy, Inc., a Delaware corporation
76.	Generating Resource Recovery Partners L.P., a California limited partnership
77.	Heber Field Energy II, Inc., a Delaware corporation
78.	Heber Loan Partners, a California general partnership
By: ERC Energy, Inc., its General Partner
By: ERC Energy II, Inc., its General Partner

79.	LMI, Inc., a Massachusetts corporation
80.	Mammoth Geothermal Company, a California corporation
81.	Mammoth Power Company, a California corporation
82.	Michigan Waste Energy, Inc., a Delaware corporation
83.	MSW I Sub, LLC, a Delaware limited liability company
84.	Mt. Lassen Power, a California corporation
85.	Pacific Energy Operating Group, L.P., a California limited partnership
86.	Pacific Geothermal Company, a California corporation
87.	Pacific Oroville Power, Inc., a California corporation
88.	Pacific Recovery Corporation, a California corporation
89.	Pacific Wood Fuels Company, a California corporation
90.	Three Mountain Operations, Inc., a Delaware corporation
91.	Three Mountain Power, LLC, a Delaware corporation
92.	UAH Management Corp., a New York corporation

ANNEX B TO SIGNATURE PAGE
Non-Guarantor Subsidiaries

1.	Covanta Alexandria /Arlington, Inc., a Virginia corporation
2.	Covanta Babylon, Inc., a New York corporation
3.	Covanta Bristol, Inc., a Connecticut corporation
4.	Covanta Energy Corporation, a Delaware corporation
5.	Covanta Fairfax, Inc., a Virginia corporation
6.	Covanta Haverhill Associates, a Massachusetts corporation
7.	Covanta Haverhill, Inc., a Massachusetts corporation
8.	Covanta Holding Corporation, a Delaware corporation
9.	Covanta Huntington Limited Partnership, a Delaware corporation
10.	Covanta Huntington Resource Recovery One Corp., a Delaware corporation
11.	Covanta Huntington Resource Recovery Seven Corp., a Delaware corporation
12.	Covanta Indianapolis, Inc., a Indiana corporation
13.	Covanta Lake II, Inc., a Florida corporation
14.	Covanta Omega Lease, Inc., a Delaware corporation
15.	Covanta Onondaga Five Corp., a Delaware corporation
16.	Covanta Onondaga Four Corp., a Delaware corporation
17.	Covanta Onondaga Limited Partnership, a Delaware corporation
18.	Covanta Onondaga Three Corp., a Delaware corporation
19.	Covanta Onondaga Two Corp., a Delaware corporation
20.	Covanta Onondaga, Inc., a New York corporation
21.	Covanta Projects of Wallingford, L.P., a Delaware corporation
22.	Covanta SBR Associates, a Massachusetts corporation
23.	Covanta Stanislaus, Inc., a California corporation
24.	Covanta Union, Inc., a New Jersey corporation
25.	Covanta Waste to Energy Asia Investments, Mauritius
26.	Haverhill Power, LLC, a Massachusetts corporation
27.	Olmec Insurance Ltd., Bermuda
28.	OPI Quezon, LLC, a Delaware corporation
29.	Pacific Energy Resources Incorporated, a California corporation
30.	Pacific Hydropower Company, a California corporation
31.	Penstock Power Company, a California corporation
32.	Covanta ARC LLC (formerly known as American Ref-Fuel Company LLC), a Delaware corporation
33.	Covanta Ref-Fuel Management LLC (formerly known as ARC Ref-Fuel Management LLC), a Delaware corporation
34.	Covanta Ref-Fuel Management II, LLC (formerly known as Covanta Ref-Fuel Management II, Inc. formerly known as ARC Ref-Fuel Management II, Inc.), a Delaware corporation
35.	Covanta ARC Company (formerly known as American Ref-Fuel Company (a general partnership)), a Delaware corporation
36.	Covanta Hempstead LLC (formerly known as ARC Hempstead LLC), a Delaware corporation

37.	Covanta Hempstead II, LLC (formerly known as Covanta Hempstead, Inc. formerly known as ARC Hempstead II, Inc.), a Delaware corporation
38.	Covanta Hempstead Company (formerly known as American Ref-Fuel Company of Hempstead), a New York corporation
39.	Covanta Essex LLC (formerly known as ARC Essex LLC), a Delaware corporation
40.	Covanta Essex II, LLC (formerly known as Covanta Essex II, Inc. formerly known as ARC Essex II, Inc.), a Delaware corporation
41.	Covanta Essex Company (formerly known as American Ref-Fuel Company of Essex County), a New Jersey corporation
42.	Covanta SECONN LLC (formerly knwn as ARC SECONN LLC), a Delaware corporation
43.	Covanta Connecticut (S.E.), LLC (formerly known as Covanta Connecticut (S.E.), Inc. formerly known as ARC of Connecticut (S.E.), Inc.), a Delaware corporation
44.	Covanta Southeastern Connecticut, L.P. (formerly known as ARC of Southeastern Connecticut, L.P.), a Delaware corporation
45.	Covanta Southeastern Connecticut Company (formerly known as American Ref-Fuel Company of Southeastern Connecticut), Connecticut corporation
46.	Covanta Niagara, LLC (formerly known as ARC Niagara LLC), a Delaware corporation
47.	Covanta Niagara II, LLC (formerly known as Covanta Niagara II, Inc. formerly known as ARC Niagara II, Inc.), a Delaware corporation
48.	Covanta Niagara, L.P. (formerly known as American Ref-Fuel Company of Niagara, L.P.), a Delaware corporation
49.	Covanta Operations of SEMASS LLC (formerly known as ARC Operations of SEMASS LLC), a Delaware corporation
50.	Covanta Operations of SEMASS II, LLC (formerly known as ARC Operations of 50. SEMASS II, Inc.), a Delaware corporation
51.	Covanta SEMASS, L.P. (formerly known as American Ref-Fuel Operations of SEMASS, L.P.), a Delaware corporation
52.	Covanta Company of SEMASS, L.P. (formerly known as American Ref-Fuel Company of SEMASS, L.P.), a Delaware corporation
53.	Covanta SEMASS LLC (formerly ARC SEMASS LLC), a Delaware corporation
54.	Covanta SEMASS II, LLC (formerly known as ARC SEMASS II, Inc.), a Delaware corporation
55.	SEMASS Partnership, a Massachusetts corporation
56.	Covanta Delaware Valley LLC (formerly known as ARC Delaware Valley LLC), a Delaware corporation
57.	Covanta Delaware Valley II, LLC (formerly known as ARC Delaware Valley II, Inc.), a Delaware corporation
58.	Covanta Delaware Valley, L.P. (formerly known as American Ref-Fuel Company of Delaware Valley, L.P.), a Delaware corporation
59.	TransRiver LLC (formerly known as ARC TransRiver LLC), a Delaware corporation
60.	TransRiver II, LLC formerly known as TransRiver II, Inc. f/k/a ARC TransRiver II, Inc.), a Delaware corporation
61.	TransRiver Marketing Company, L.P., a Delaware corporation
62.	TransRiver Portsmouth LLC, a Virginia corporation

63.	TransRiver Transfer Systems, LLC (formerly known as ARC Transfer Systems LLC), a Delaware corporation
64.	TransRiver Waste LLC (formerly known as ARC Waste LLC), a Delaware corporation
65.	Covanta Capital District LLC (formerly known as ARC Capital District LLC), a Delaware corporation
66.	Covanta Capital District II LLC (formerly known as ARC Capital District II LLC), a Delaware corporation
67.	Covanta Capital District, L.P. (formerly known as American Ref-Fuel Company of the Capital District, L.P.), a Delaware corporation
68.	UAH-Groveville Hydro Associates, a New York corporation
69.	Covanta Ref-Fuel II LLC (f/k/a Covanta Ref-Fuel II Corp.), a Delaware corporation
70.	Covanta Ref-Fuel Holdings LLC (formerly known as Ref-Fuel Holdings LLC), a Delaware corporation
71.	MSW Energy Erie LLC, a Delaware corporation
72.	MSW Energy Holdings LLC, a Delaware corporation
73.	MSW Energy Holdings II LLC, a Delaware corporation
74.	MSW Energy Finance Co., Inc., a Delaware corporation
75.	MSW Energy Finance Co. II, Inc, a Delaware corporation
76.	MSW Energy Hudson LLC, a Delaware corporation
77.	Covanta Development Company LLC (formerly known as American Ref-Fuel Company of Camden LLC), a Delaware corporation
78.	Edison (Bataan) Cogeneration Corporation, Philippines
79.	Hidro Operaciones Don Pedro S.A., Costa Rica
80.	Covanta Energy India (Balaji) Limited, Mauritius
81.	Covanta Energy International Investments Limited (f/k/a Covanta Energy India Investments, Ltd.), Mauritius
82.	Covanta Energy India (Samalpatti) Ltd., Mauritius
83.	Covanta Energy Philippine Holdings, Inc., Philippines
84.	Ogden Power Development-Cayman, Inc., Cayman Islands
85.	Covanta Philippines Operating, Inc., Cayman Islands
86.	Madurai Power Corporation Pvt. Ltd., India
87.	Covanta Bangladesh Operating Ltd., Bangladesh
88.	Covanta Energy Asia Holdings Ltd. (f/k/a Covanta Chinese Investments Ltd.), Mauritius
89.	Covanta Energy China (Alpha) Ltd., Mauritius
90.	Linan Ogden-Jinjiang Cogeneration Co. Ltd., China
91.	Covanta Waste to Energy Asia Ltd. (f/k/a Covanta Energy China (Beta) Ltd.), Mauritius
92.	Covanta Energy China (Delta) Ltd., Mauritius
93.	Taixing Ogden-Yanjiang Cogeneration Co. Ltd., China
94.	Covanta Energy China (Gamma) Ltd., Mauritius
95.	Covanta One Ltd., Mauritius
96.	Covanta Five Ltd., Mauritius
97.	Covanta Samalpatti Operating Pvt. Ltd., India
98.	Covanta Madurai Operating Pvt. Ltd., India
99.	Covanta Waste to Energy, a Delaware corporation

100.	Goa Holdings Ltd., Mauritius
101.	Magellan Cogeneration, Inc., Philippines
102.	Enereurope Holdings III, B.V., Netherlands
103.	Ogden Energy (Gulf) Limited , Mauritius
104.	Ogden Energy India (Bakreshwar) Ltd., Mauritius
105.	Bal-Sam India Holdings, Ltd., Mauritius
106.	Covanta Energy India (CBM) Ltd., Mauritius
107.	Covanta Two Ltd., Mauritius
108.	Covanta Cayman (Sahacogen) Ltd., Cayman Islands
109.	Covanta Three Ltd., Mauritius
110.	Covanta Cayman (Rojana) Ltd., Cayman Islands
111.	Covanta Four Ltd., Mauritius
112.	Power Operations and Maintenance Ltd., Bermuda
113.	Covanta India Operating Pvt. Ltd., India
114.	Ogden Taiwan Investments Ltd., Mauritius
115.	Covanta Mauritius O&M Ltd. (formally known as OPDB, Ltd., Cayman Islands
116.	Covanta Energy India Pvt. Ltd., India
117.	Covanta Energy (Thailand) Ltd., Thailand
118.	Covanta Energy Asia Pacific Ltd., Hong Kong
119.	Covanta Energy Limited, United Kingdom
120.	Covanta Italy Holding, S.r.l., Italy
121.	Covanta Italy I S.r.l., Italy
122.	Covanta Italy II S.r.l., Italy

EXHIBIT A
Intercompany Indebtedness
Master Intercompany Promissory Note dated February 9, 2007 made by each of the Covanta Parties